EXHIBIT 99.6
MAMMOTH ENERGY SERVICES, INC.
UNAUDITED CONDENSED COMBINED FINANCIAL INFORMATION

MAMMOTH ENERGY SERVICES, INC.
UNAUDITED CONDENSED COMBINED
FINANCIAL INFORMATION

Sturgeon and the Company are under common control and it is required under accounting principles generally accepted in the United States of America ("US GAAP") to account for the Company's acquisition of Sturgeon (the "Acquisition") in a manner similar to the pooling of interest method of accounting.

The unaudited condensed combined financial statements have been prepared as if the Acquisition occurred on September 13, 2014, in the case of the unaudited condensed combined statements of comprehensive (loss) income for the years ended December 31, 2016, 2015 and 2014 and the three months ended March 31, 2017 and on March 31, 2017 in the case of the unaudited condensed combined balance sheet as of March 31, 2017. The unaudited condensed combined financial statements have also been prepared based on certain adjustments, as described in Note 2— Eliminations and are qualified in their entirety by reference to and should be read in conjunction with the following historical financial statements and related notes contained in those financial statements: (i) Sturgeon’s audited combined financial statements as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014 set forth in Exhibit 99.3 of this Report; (ii) Sturgeon's unaudited financial statements as of and for three months ended March 31, 2017 and 2016 set forth in Exhibit 99.4 of this Report; (iii) the Company’s audited combined financial statements as of and for years ended December 31, 2016, 2015 and 2014 set forth in its Annual Report on Form 10-K and filed with the Securities and Exchange Commission (the "SEC") and (iv) the Company’s unaudited combined interim financial statements as of and for the three months ended March 31, 2017 and 2016 set forth in its Quarterly Report on Form 10-Q and filed with the SEC.

MAMMOTH ENERGY SERVICES, INC.
CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2017
(Unaudited)

ASSETS	Mammoth	Sturgeon	Sturgeon		Mammoth
	Historical	(A)	Eliminations		As Adjusted
CURRENT ASSETS
Cash and cash equivalents	$12,278,120	$649,122	$—		$12,927,242
Accounts receivable, net	24,973,332	639,174	—		25,612,506
Receivables from related parties	33,141,299	4,259,995	(4,967,907)	a, b	32,433,387
Inventories	4,922,627	1,174,944	—		6,097,571
Prepaid Expenses	3,402,022	157,409	—		3,559,431
Other current assets	1,182,058	—	—		1,182,058
Total current assets	79,899,458	6,880,644	(4,967,907)		81,812,195

Property, plant and equipment, net	244,021,697	20,705,745	—		264,727,442
Sand reserves, net	—	55,365,025	—		55,365,025
Intangible assets, net - customer relationships	13,859,772	—	—		13,859,772
Intangible assets, net - trade names	5,439,307	—	—		5,439,307
Goodwill	86,043,148	2,683,727	—		88,726,875
Other non-current assets	5,239,582	252,296	—		5,491,878
Total assets	$434,502,964	$85,887,437	$(4,967,907)		$515,422,494

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$37,237,976	$3,099,594	$—		$40,337,570
Payables to related parties	4,921,129	707,912	(4,967,907)	a, c	661,134
Accrued expenses and other current liabilities	8,825,877	386,021	—		9,211,898
Income taxes payable	—	—	—		—
Current maturities of long-term debt	—	—	—		—
Total current liabilities	50,984,982	4,193,527	(4,967,907)		50,210,602

Long-term debt	—	—	—		—
Deferred income taxes	43,881,012	—	—		43,881,012
Other liabilities	2,733,863	—	—		2,733,863
Total liabilities	97,599,857	4,193,527	(4,967,907)		96,825,477

EQUITY
Equity:
Common stock	375,000	—	—		375,000
Additional paid in capital	400,775,752	—	—		400,775,752
Member's equity	—	81,693,910	—		81,693,910
Accumulated Deficit	(61,259,392)	—	—		(61,259,392)
Accumulated other comprehensive loss	(2,988,253)	—	—		(2,988,253)
Total equity	336,903,107	81,693,910	—		418,597,017
Total liabilities and equity	$434,502,964	$85,887,437	$(4,967,907)		$515,422,494

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE LOSS
THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)

	Mammoth	Sturgeon	Sturgeon		Mammoth
	Historical	(A)	Eliminations		As Adjusted
REVENUE
Services revenue	$27,091,882	$—	$—		$27,091,882
Services revenue - related parties	33,132,571	—	(170,914)	a, b	32,961,657
Product revenue	2,615,209	756,854	—		3,372,063
Product revenue - related parties	11,576,151	7,618,808	(7,654,540)	a, b	11,540,419
Total Revenue	74,415,813	8,375,662	(7,825,454)		74,966,021

COST AND EXPENSES
Services cost of revenue	45,460,804	—	—		45,460,804
Services cost of revenue - related parties	494,345	—	(64,428)	a, c	429,917
Product cost of revenue	5,376,897	7,230,368	—		12,607,265
Product cost of revenue - related parties	7,554,380	206,646	(7,761,026)	a, c	—
Selling, general and administrative	5,844,093	235,811	332,640	a, c	6,412,544
Selling, general and administrative - related parties	377,717	279,177	(332,640)	a, c	324,254
Depreciation and amortization	16,893,777	343,474	—		17,237,251
Impairment of long-lived assets	—	—	—		—
Total cost and expenses	82,002,013	8,295,476	(7,825,454)		82,472,035
Operating (loss) income	(7,586,200)	80,186	—		(7,506,014)

OTHER (EXPENSE) INCOME
Interest expense	(286,338)	(110,846)	—		(397,184)
Other, net	(170,041)	(14,105)	—		(184,146)
Total other expense	(456,379)	(124,951)	—		(581,330)
Loss before income taxes	(8,042,579)	(44,765)	—		(8,087,344)
Provision for income taxes	(3,106,065)	—	—		(3,106,065)
Net (loss) income	$(4,936,514)	$(44,765)	$—		$(4,981,279)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	228,110	—	—		228,110
Comprehensive (loss) income	$(4,708,404)	$(44,765)	$—		$(4,753,169)

Net loss per share (basic and diluted) (Note 3)					$(0.11)
Weighted average number of shares outstanding (Note 3)					44,500,000

MAMMOTH ENERGY SERVICES, INC.
CONDENSED COMBINED STATEMENT OF COMPREHENSIVE LOSS
YEAR ENDED DECEMBER 31, 2016
(Unaudited)

	Mammoth	Sturgeon	Sturgeon	Mammoth
	Historical	(A)	Eliminations	As Adjusted
REVENUE
Services revenue	$89,642,899	$—	$—	$89,642,899
Services revenue - related parties	107,599,378	—	(452,378)	107,147,000
Product revenue	5,433,141	2,619,304	—	8,052,445
Product revenue - related parties	28,323,303	24,853,721	(27,393,771)	25,783,253
Total Revenue	230,998,721	27,473,025	(27,846,149)	230,625,597

COST AND EXPENSES
Services cost of revenue	139,807,987	—	255,029	140,063,016
Services cost of revenue - related parties	5,575,092	—	(4,511,861)	1,063,231
Product cost of revenue	7,577,660	24,096,338	218,047	31,892,045
Product cost of revenue - related parties	20,589,170	3,220,649	(23,807,364)	2,455
Selling, general and administrative	15,836,165	781,536	672,922	17,290,623
Selling, general and administrative - related parties	894,810	536,004	(672,922)	757,892
Depreciation and amortization	69,910,858	2,404,540	—	72,315,398
Impairment of long-lived assets	1,870,885	—	—	1,870,885
Total cost and expenses	262,062,627	31,039,067	(27,846,149)	265,255,545
Operating loss	(31,063,906)	(3,566,042)	—	(34,629,948)

OTHER (EXPENSE) INCOME
Interest expense	(3,711,457)	(384,725)	—	(4,096,182)
Other, net	252,239	(94,066)	—	158,173
Total other expense	(3,459,218)	(478,791)	—	(3,938,009)
Loss before income taxes	(34,523,124)	(4,044,833)	—	(38,567,957)
Provision for income taxes	53,884,871	—	—	53,884,871
Net loss	$(88,407,995)	$(4,044,833)	$—	$(92,452,828)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	2,710,605	—	—	2,710,605
Comprehensive loss	$(85,697,390)	$(4,044,833)	$—	$(89,742,223)

Net loss per share (basic and diluted) (Note 3)				$(2.40)
Weighted average number of shares outstanding (Note 3)				38,500,000

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
YEAR ENDED DECEMBER 31, 2015
(Unaudited)

	Mammoth	Sturgeon	Sturgeon		Mammoth
	Historical	(A)	Eliminations		As Adjusted
REVENUE
Services revenue	$172,012,405	$—	$—		$172,012,405
Services revenue - related parties	132,674,989	—	(122,131)	a, b	132,552,858
Product revenue	16,732,077	8,457,482	—		25,189,559
Product revenue - related parties	38,517,222	23,185,931	(23,521,183)	a, b	38,181,970
Total Revenue	359,936,693	31,643,413	(23,643,314)		367,936,792

COST AND EXPENSES
Services cost of revenue	225,820,450	—	123,818	a, c	225,944,268
Services cost of revenue - related parties	4,177,335	—	(2,798,502)	a, c	1,378,833
Product cost of revenue	25,838,555	21,525,593	—		47,364,148
Product cost of revenue - related parties	20,510,977	457,653	(20,968,630)	a, c	—
Selling, general and administrative	19,303,557	1,354,695	791,180	a, c	21,449,432
Selling, general and administrative - related parties	1,237,991	503,777	(791,180)	a, c	950,588
Depreciation and amortization	72,393,882	2,104,692	—		74,498,574
Impairment of long-lived assets	12,124,353	—	—		12,124,353
Total cost and expenses	381,407,100	25,946,410	(23,643,314)		383,710,196
Operating (loss) income	(21,470,407)	5,697,003	—		(15,773,404)

OTHER (EXPENSE) INCOME
Interest income	98,492	—	—		98,492
Interest expense	(5,290,821)	(173,726)	—		(5,464,547)
Other, net	(2,157,764)	(111,294)	—		(2,269,058)
Total other expense	(7,350,093)	(285,020)	—		(7,635,113)
(Loss) income before income taxes	(28,820,500)	5,411,983	—		(23,408,517)
Benefit for income taxes	(1,589,086)	—	—		(1,589,086)
Net (loss) income	$(27,231,414)	$5,411,983	$—		$(21,819,431)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	(4,814,819)	—	—		(4,814,819)
Comprehensive (loss) income	$(32,046,233)	$5,411,983	$—		$(26,634,250)

Net loss per share (basic and diluted) (Note 3)					$(0.59)
Weighted average number of shares outstanding (Note 3)					37,000,000

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
YEAR ENDED DECEMBER 31, 2014
(Unaudited)

		September 13 to December 31,
	Mammoth	Sturgeon			Mammoth
	Historical	(A)	Eliminations		As Adjusted
REVENUE
Services revenue	$182,341,309	$—	$—		$182,341,309
Services revenue - related parties	30,834,421	—	—		30,834,421
Product revenue	36,859,731	14,301,656	—		51,161,387
Product revenue - related parties	9,490,543	3,910,574	(2,008,800)	c, d	11,392,317
Total Revenue	259,526,004	18,212,230	(2,008,800)		275,729,434

COST AND EXPENSES
Services cost of revenue	150,482,793	—	—		$150,482,793
Services cost of revenue - related parties	1,770,565	—	(1,029,974)	c, f	740,591
Product cost of revenue	35,525,596	9,360,221	—		44,885,817
Product cost of revenue - related parties	3,289,947	111,398	(978,826)	c, f	2,422,519
Selling, general and administrative	14,272,986	1,510,985	—		15,783,971
Selling, general and administrative - related parties	2,754,877	—	—		2,754,877
Depreciation and amortization	35,627,165	738,433	—		36,365,598
Impairment of long-lived assets	—	—	—		—
Total cost and expenses	243,723,929	11,721,037	(2,008,800)		253,436,166
Operating income	15,802,075	6,491,193	—		22,293,268

OTHER (EXPENSE) INCOME
Interest income	214,141	—	—		$214,141
Interest expense	(4,603,595)	—	—		(4,603,595)
Interest expense - related parties	(184,479)	—			(184,479)
Other, net	(5,724,496)	(2,668)	—		(5,727,164)
Total other expense	(10,298,429)	(2,668)	—		(10,301,097)
Income before income taxes	5,503,646	6,488,525	—		11,992,171
Provision for income taxes	7,514,194	—	—		$7,514,194
Net (loss) income	$(2,010,548)	$6,488,525	$—		$4,477,977

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	472,714	—	—		$472,714
Comprehensive (loss) income	$(1,537,834)	$6,488,525	$—		$4,950,691

Net earnings per share (basic and diluted) (Note 3)					$0.16
Weighted average number of shares outstanding (Note 3)					28,056,073

MAMMOTH ENERGY SERVICES, INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

1. Basis of presentation

The unaudited condensed combined financial statements are based upon the historical combined financial statements of the Company and the historical financial statements of Sturgeon. The unaudited condensed combined financial statements present the impact of the Acquisition, which is described in the introduction to the unaudited condensed combined financial statements, on the Company's results of operations, and financial position.

(A)	See Exhibits 99.3 and 99.4 to this Report.

2. Eliminations

The following adjustments to the Company's historical financial statements have been made:

a.
Adjustment column reflects both the revenue (cost) generated (incurred) between Sturgeon and the Company. See d, f and g for breakouts between Sturgeon and the Company as well as references to the audited financial statements.

b.	Revenue and accounts receivable elimination activity as a result of the Acquisition included the following:

		REVENUES				ACCOUNTS RECEIVABLE
		Three Months Ended,	Year Ended December 31,			At March 31,
		March 31, 2017	2016	2015	2014	2017
Sturgeon and Muskie	(i)	$7,554,380	$20,586,715	$20,510,977	$867,428	$4,056,830
Sturgeon and Pressure Pumping	(i)	—	4,256,830	2,642,693	1,029,974	—
Sturgeon and Barracuda	(i)	64,428	10,176	—	—	203,165
Sturgeon and SR Logistics	(i)	—	—	32,261	—	—
Sturgeon and Energy Services	(i)	—	—	—	—	—
		$7,618,808	$24,853,721	$23,185,931	$1,897,402	$4,259,995

Muskie and Sturgeon	(ii)	$35,732	$2,540,050	$335,252	$111,398	$20,193
Mammoth and Sturgeon	(ii)	—	—	—	—	629,492
Barracuda and Sturgeon	(ii)	170,914	452,378	122,131	—	58,227
		$206,646	$2,992,428	$457,383	$111,398	$707,912
Sturgeon adjustment, net		$7,825,454	$27,846,149	$23,643,314	$2,008,800	$4,967,907

(i)	See Exhibit 99.3 and 99.4 to this Report.

(ii)	See Note 12 of Part 1 in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 15, 2017.

MAMMOTH ENERGY SERVICES, INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

c.	Expense and accounts payable elimination activity as a result of the Acquisition of Sturgeon included the following:

		COST OF REVENUE				ACCOUNTS PAYABLE
		Three Months Ended,	Year Ended December 31,			At March 31,
		March 31, 2017	2016	2015	2014	2017
Sturgeon and Barracuda	(i)	$170,914	$452,558	$122,131	$—	$58,227
Sturgeon and Mammoth	(i,ii)	—	35,856	—	—	629,492
Sturgeon and Muskie	(i)	35,732	2,540,050	335,522	111,398	20,193
Sturgeon and Pressure Pumping	(i,ii)	—	192,035	—	—	—
Sturgeon and Stingray Energy	(i,ii)	—	150	—	—	—
		$206,646	$3,220,649	$457,653	$111,398	$707,912

Pressure Pumping and Sturgeon	(iii)	$—	$4,256,832	$2,685,202	$1,029,974	$—
Muskie and Sturgeon	(iii)	7,554,380	20,586,715	20,510,977	867,428	4,056,830
Barracuda and Sturgeon	(ii, iii)	64,428	255,029	81,039	—	203,165
Stingray Entities and Sturgeon	(iii)	—	—	32,261	—	—
		$7,618,808	$25,098,576	$23,309,479	$1,897,402	$4,259,995
Sturgeon adjustment, net		$7,825,454	$28,319,225	$23,767,132	$2,008,800

		SELLING, GENERAL AND ADMINSTRATIVE
Sturgeon and Mammoth	(i,ii)	$270,090	$405,552	$401,859	$—	$—
Sturgeon and Muskie	(i,ii)	—	51,483	19,344	—	—
Sturgeon and Pressure Pumping	(i,ii)	—	44,901	82,574	—	—
Sturgeon and Energy Services	(i,ii)	—	10,364	—	—	—
		$270,090	$512,300	$503,777	$—	$—

Mammoth and Sturgeon	(ii, iii)	$62,550	$160,622	$287,403	$—	$—
Sturgeon adjustment, net		$332,640	$672,922	$791,180	$—	$—
Sturgeon adjustment, net						$4,967,907

(i)	See Exhibit 99.3 and 99.4 to this Report..

(ii)	Predominantly cost reimbursement that is not reflected as revenue recognition in the offsetting party

(iii)	See Note 12 of Part 1 in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 15, 2017.

3. Net income (loss) per common share

Net income (loss) per common share is determined by dividing the net income (loss) that would have been allocated to the common stockholders by the number of shares of common stock outstanding. In the Company's audited financial statements, the reported weighted average shares outstanding for the three months ended March 31, 2017 was 37,500,000 and for the years ended December 31, 2016, 2015 and 2014 were 31,500,000, 30,000,000 and 21,056,073, respectively. For purposes of this calculation, the Company assumed that shares of common stock outstanding were 44,750,000 for the three months ended March 31, 2017 and 38,500,000, 37,000,000 and 28,056,073 for the years ended December 31, 2016, 2015 and 2014.